                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 1997

                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                            (State of Incorporation)

       33-99536                                            36-3792182
(Commission File Number)                      (IRS Employer Identification No.)

                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)

                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)

ITEM - 5:

                  The Registrant entered into a certain Pooling and Servicing Agreement dated as of August 1, 1996 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the "1996-C Certificates") representing interests in the AFG Receivables Trust, 1996-C, was created. The 1996-C Certificates consist of three classes: the 6.45% Asset Backed Certificates, Class A; the 6.95% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated August 12, 1996, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

                  On December 15, 1997, a distribution was made to the holders of the 1996-C Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as
Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

                                  EXHIBIT INDEX

                                                                   Sequentially
    Exhibit No.                  Description                       Numbered Page
    -----------                  -----------                       -------------

         20             Settlement Statement of the Trust for               4
                        the period ended November 30, 1997
                        and the related distributions made on
                        December 15, 1997

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 26, 1997                      AFG RECEIVABLES CORPORATION



                                              By /s/ Thomas R. Blend
                                                -------------------------------
                                                Vice President and
                                                Chief Accounting Officer